LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN U.S. EQUITY FUND

June 24, 1998

Dear Shareholder:

The 12 months ended May 31, 1998, saw extreme volatility in the world's equity markets, with two distinct periods of crisis -- October of 1997 and May of 1998. For the period, the J.P. Morgan U.S. Equity Fund posted a strong return of 28.35%, surpassing its peers, as measured by the Lipper Growth & Income Fund Average, which returned 25.47%. The fund was unable to beat its benchmark
S&P 500 Index, which returned 30.68% for the period.

The fund's net asset value increased from $24.63 per share at May 31, 1997, to $25.66 per share on May 31, 1998. The fund made distributions during the year of approximately $0.23 per share from ordinary income, approximately $1.69 per share from short-term capital gains, and approximately $3.15 per share from long-term capital gains, of which $1.36 per share represents distributions of 20% rate gains. In addition, the fund's net assets advanced from approximately $362.6 million on May 31, 1997, to approximately $448.1 million at the end of the period under review. The net assets of The U.S. Equity Portfolio, in which the fund invests, totaled approximately $827.3 million on May 31, 1998.

The report that follows includes an interview with Henry D. Cavanna, a member of the portfolio management team for The U.S. Equity Portfolio. This interview is designed to answer commonly asked questions about the fund, elaborate on what happened during the reporting period, and reiterate the fund's investment strategy.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS. . . . . 1    FUND FACTS AND HIGHLIGHTS . . . . . . 6

FUND PERFORMANCE. . . . . . . . . . 2    SPECIAL FUND-BASED SERVICES . . . . . 7

PORTFOLIO MANAGER Q&A . . . . . . . 3    FINANCIAL STATEMENTS. . . . . . . . .10
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested on May 31, 1988, would have grown to $53,950 on May 31, 1998.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.




PERFORMANCE


                                       TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
                                       ------------------------      -----------------------------------------------------
                                       THREE          SIX            ONE            THREE          FIVE           TEN
AS OF MAY 31, 1998                     MONTHS         MONTHS         YEAR           YEARS          YEARS          YEARS
---------------------------------------------------------------      -----------------------------------------------------
J.P. Morgan U.S. Equity Fund            5.50%         15.75%         28.35%         26.15%         20.19%         18.36%

S&P 500 Index                           4.35%         15.06%         30.68%         29.51%         22.17%         18.62%

Lipper Growth & Income Fund Average     2.98%         11.91%         25.47%         24.90%         18.61%         15.95%

AS OF MARCH 31, 1998
---------------------------------------------------------------      -----------------------------------------------------
J.P.Morgan U.S. Equity Fund            12.73%         12.43%         41.16%         28.11%         19.99%         18.39%

S&P 500 Index                          13.95%         17.22%         48.00%         32.81%         22.40%         18.94%

Lipper Growth & Income Fund Average    11.62%         12.49%         40.15%         27.89%         19.08%         16.21%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.


GROWTH OF $10,000 OVER 10 YEARS
MAY 31, 1988 - MAY 31, 1998

           J.P. Morgan             S&P 500        Lipper Growth &
         U.S. Equity Fund          Index        Income Fund Average
         ----------------          -------      -------------------
5/88           10,000               10,000               10,000
               12,512               12,680               11,665
5/90           14,857               14,787               13,000
               17,057               16,530               13,811
5/92           19,547               18,159               15,694
               21,507               20,267               18,012
5/94           23,344               21,130               18,434
               26,871               25,396               22,115
5/96           33,638               32,618               27,241
               42,033               42,213               34,944
5/98           53,950               55,165               42,251

LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE ANNUALIZED RETURNS WHICH RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with HENRY D. CAVANNA, a member of the portfolio management team for The U.S. Equity Portfolio. Henry joined Morgan in 1971. He is a senior U.S. equity portfolio manager in the U.S. Equity and Balanced Accounts Group. Prior to joining Morgan, Henry was with Harris Upham & Co. He received his BA from Boston College and his LLB from the University of Pennsylvania. This interview took place on June 9, 1998, and reflects Henry's views on that date.

HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT DURING THE 12 MONTHS ENDED MAY 31, 1998?

HDC: Although the S&P 500 Index gained 30.68%, it was a rocky year from a macroeconomic standpoint. The crisis in Asia reared its head -- and continues to unfold as we speak. The U.S. economy picked up steam, with earnings growth for large-cap stocks better than expected. Interest rates remained low, as did inflation. However, profit growth is slowing. This means that companies have less pricing power, or less ability to pass their costs on to their customers. While we believe this is a normal cyclical slowdown from a robust level, it bears watching.

The stock market continues to do well, but is more narrow than it's been at any time since the early 1970s. The largest of the large-cap stocks have been outpacing all others for four years now. This trend appeared to be reversing during the third quarter of 1997, until Asia's troubles caused investors to seek security in large caps once more. The longer a bull market goes on, the less stable the markets become, and the more investors view large-cap stocks as a haven. The spread in returns between large- and small-cap stocks continues to widen. In fact, for the first five months of 1998, the S&P 500 returned 13.12%, while the Russell 2000 Index gained only 4.71%.

HOW DID THE FUND PERFORM RELATIVE TO THE MARKET?

HDC: For the 12 months ended May 31, 1998, the fund returned 28.35%, versus 30.68% for the S&P 500. However, we are ahead of the market for the year to date, with a return of 13.98% versus 13.12% for the Index. I am pleased to report that we are outpacing our peers for both periods. The Lipper Growth & Income Fund Average returned 25.47% for the 12 months, and 10.17% for the year to date.

Our stock picking style appears to be coming back into favor, which is crucial to our success. We construct a portfolio of large-cap stocks that is well-diversified and well-balanced by sector, or industry group. We seek to insulate the portfolio from major macroeconomic or market timing bets. Rather, we employ a stock-picking process that is driven by our own in-house research and analysis. The insights of our 26 equity analysts contribute significantly to the decisions of our portfolio management team.

In picking stocks for the portfolio, we focus on companies that look undervalued on a long-term basis, and we sell companies that look fully valued. These days, many of the largest companies appear fully valued to us. However, there are still plenty of large-cap stocks that we believe represent good value and that we hold. These include Procter & Gamble, IBM, Exxon, Bristol-Myers Squibb, and Warner-Lambert. We want to own large-cap stocks, but we want to own them at a fair price.

GIVEN THE STRONG PERFORMANCE OF THE S&P 500 INDEX, MANY INVESTORS ARE EXPRESSING INTEREST IN INDEX FUNDS. HOW WOULD YOU COUNSEL THEM?

HDC: Active money managers -- those who pick stocks rather than mimicking an index -- normally underperform the indexes in a narrow market. That is, when the market's performance comes largely from a small group of stocks, active managers are at a disadvantage. Investors have to ask themselves if they expect the era of the index to continue indefinitely. Markets are cyclical. Periods of outperformance by an asset class are very often followed by periods of underperformance -- and vice versa.

If a baseball player who normally hits .300 experiences a period when he's hitting only .250, few managers would take him out of the lineup. They know the odds are that someone who hits .300 on average will hit .300 again. Today's market environment is challenging for active managers, but these periods don't go on forever. It's also important to note that, on an absolute basis, most active managers are performing well above the historical norms for large-cap stocks. Few if any investors are losing money these days.

The outperformance of the S&P 500 is really due to the 50 largest stocks in that index. Ten percent of the stocks in the Index account for 50% of the index's market capitalization, or size. They are the stocks with the highest returns, and the market is paying a premium for them. That's why our research views these stocks as fully valued. We also believe that, because the "Nifty Fifty" companies are more global in nature, foreign earnings are more important to them. Therefore, they are more exposed to the troubles in Asia, as well as to a strengthening U.S. dollar. The additional vulnerability that could affect these large stocks suggests to us that now is not the time to pay a premium for them.

While we aren't abandoning the Nifty Fifty, we aren't embracing them, either. We think it makes sense to own a diversified portfolio that includes these stocks -- and others as well.

WHICH STOCKS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

HDC: EMC Corp., a technology company, is the leading vendor of mainframe storage systems and is quickly achieving the same position in the open systems market. Demand is rising rapidly for data storage, as people increase their use of the Internet and computers. We believe that EMC represents good value. The company appears well-positioned to capitalize on the growth of demand for storage.

WorldCom, Inc. is a well-positioned global telecommunications company. It is a fully integrated firm, offering local, long-distance, and Internet access services. WorldCom has been moving ahead with plans to acquire MCI Communications Corp., a move which will transform the combined company into the second-largest U.S. long-distance carrier, with good prospects for long-term earnings growth.

Warner-Lambert Co. is benefiting from the recent introductions of two exciting new drugs: Lipitor, a cholesterol-reducing drug, and Rezulin, a diabetes drug. The launch of Lipitor was the largest and most successful new drug launch in U.S. history. (That is, until Viagra.) Warner-Lambert's earnings grew rapidly, and the stock did very well during the period.

WHICH STOCKS HINDERED THE PORTFOLIO'S PERFORMANCE?

HDC: Starwood Hotels & Resorts is a real estate investment trust, and REITs have not done well in this market. However, our research indicates that Starwood represents good value. The company recently acquired ITT Sheraton, and is trying to create synergies and improve management at several hotel properties. Right now, the stock is suffering due to some controversial tax issues that remain to be resolved. The government is considering removing some tax advantages that have benefited Starwood. We believe these issues will be resolved, and we continue to hold the stock due to our positive outlook for Starwood's underlying businesses.

Circuit City Stores is an electronics retailer that is suffering from depressed earnings and slow sales. We hold the stock because we believe that stronger retail demand will help improve sales, as it has already started to do. In addition, Circuit City is a well-run business with a strong management team. We believe the stock will do well over time and that the market is not looking far enough into the future.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

HDC: We do not believe that the current pace of the U.S. economy is sustainable. We are looking for the economy to slow as the impact of Asia continues to be felt. Computer companies and banks with loans in Asia, in particular, should be affected. We expect corporate profit growth in the low single digits due in part to a lack of corporate pricing power. In this environment, we believe active stock selection will have more of an impact on returns.

In spite of these challenging macroeconomic conditions, however, we still see low inflation and do not expect a recession. The U.S. continues to manage its business well, and it appears to be a good time to be invested in North America.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan U.S. Equity Fund seeks to provide a high total return from a portfolio of selected equity securities. It is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index.


--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
6/27/85

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 5/31/98
$448,143,832

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 5/31/98
$827,303,724

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
6/26/98, 8/14/98, 12/18/98

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/18/98

EXPENSE RATIO
The fund's current annualized expense ratio of 0.78% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.


FUND HIGHLIGHTS
ALL DATA AS OF MAY 31, 1998

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

CONSUMER GOODS & SERVICES               21.3%

FINANCE                                 15.8%

TECHNOLOGY                              13.5%

HEALTH CARE                             13.1%

ENERGY                                   9.0%

UTILITIES                                8.0%

BASIC INDUSTRIES                         6.5%

INDUSTRIAL PRODUCTS & SERVICES           6.2%

TRANSPORTATION                           2.8%

SHORT-TERM AND OTHER INVESTMENTS         3.8%

LARGEST EQUITY HOLDINGS                         % OF TOTAL INVESTMENTS
----------------------------------------------------------------------
BRISTOL-MYERS SQUIBB CO. (HEALTH CARE)                  2.6%

AMERICAN HOME PRODUCTS (HEALTH CARE)                    2.1%

WORLDCOM, INC. (UTILITIES)                              2.1%

PHILIP MORRIS COMPANIES, INC.                           2.1%
  (CONSUMER GOODS & SERVICES)

E.I. DU PONT DE NEMOURS & CO.                           2.1%
  (BASIC INDUSTRIES)

TOSCO CORP. (ENERGY)                                    2.0%

WARNER-LAMBER CO. (HEALTH CARE)                         2.0%

FEDERAL NATIONAL MORTGAGE ASSOCIATION                   2.0%
  (FINANCE)

EMC CORP. (TECHNOLOGY)                                  2.0%

STARWOOD HOTELS & RESORTS (FINANCE)                     1.9%

SPECIAL FUND-BASED SERVICES

PIERPONT ASSET ALLOCATION SERVICE (PAAS)
For many investors, a diversified portfolio -- including short-term instruments, bonds, and stocks -- can offer an excellent opportunity to achieve one's investment objectives. PAAS provides investors with a comprehensive management program for their portfolios. Through this service, investors can:

- Create and maintain an asset allocation that is specifically targeted to meet their most critical investment objectives.

- Make ongoing tactical adjustments in the actual asset mix of their portfolios to capitalize on shifting market trends.

- Make investments through the J.P. Morgan Funds, a family of diversified mutual funds.

PAAS is available to clients who invest a minimum of $500,000 in the J.P. Morgan Funds.

IRA MANAGEMENT SERVICE
As one of the few remaining investments that can help your assets grow tax-deferred until retirement, the IRA enables more of your dollars to work for you longer. Morgan offers an IRA Rollover plan that helps you to build well-balanced long-term investment portfolios, diversified across a wide array of mutual funds. From money markets to emerging markets, the J.P. Morgan Funds provide an excellent way to help you accumulate long-term wealth for retirement.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORK SERVES AS AN INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests in a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN U.S. EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investment in The U.S. Equity Portfolio
  ("Portfolio"), at value                          $448,300,982
Receivable for Shares of Beneficial Interest Sold       202,038
Prepaid Trustees' Fees                                    3,807
Prepaid Expenses and Other Assets                        37,257
                                                   ------------
    Total Assets                                    448,544,084
                                                   ------------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                              254,017
Shareholder Servicing Fee Payable                        96,867
Administrative Services Fee Payable                      11,242
Administration Fee Payable                                2,277
Fund Services Fee Payable                                   416
Accrued Expenses                                         35,433
                                                   ------------
    Total Liabilities                                   400,252
                                                   ------------
NET ASSETS
Applicable to 17,467,491 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $448,143,832
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $25.66
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $328,959,252
Undistributed Net Investment Income                     579,087
Accumulated Net Realized Gain on Investment          48,996,747
Net Unrealized Appreciation of Investment            69,608,746
                                                   ------------
    Net Assets                                     $448,143,832
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $43,643)                                   $  5,701,842
Allocated Interest Income                                            460,481
Allocated Portfolio Expenses                                      (1,922,676)
                                                                ------------
    Net Investment Income Allocated from
      Portfolio                                                    4,239,647
FUND EXPENSES
Shareholder Servicing Fee                          $1,030,062
Administrative Services Fee                           123,735
Transfer Agent Fees                                    67,660
Registration Fees                                      17,000
Professional Fees                                      14,727
Fund Services Fee                                      14,143
Administration Fee                                     10,661
Printing Expenses                                       9,231
Line of Credit Expense                                  5,278
Trustees' Fees and Expenses                             4,053
Insurance Expense                                       1,535
Miscellaneous                                          11,180
                                                   ----------
    Total Fund Expenses                                            1,309,265
                                                                ------------
NET INVESTMENT INCOME                                              2,930,382
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                       99,516,717
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                             (1,088,270)
                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $101,358,829
                                                                ------------
                                                                ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL   FOR THE FISCAL
                                                     YEAR ENDED       YEAR ENDED
                                                    MAY 31, 1998     MAY 31, 1997
                                                   --------------   --------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    2,930,382   $    3,812,324
Net Realized Gain on Investment Allocated from
  Portfolio                                            99,516,717       50,364,233
Net Change in Unrealized Appreciation of
  Investment Allocated from Portfolio                  (1,088,270)      22,399,004
                                                   --------------   --------------
    Net Increase in Net Assets Resulting from
      Operations                                      101,358,829       76,575,561
                                                   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                  (3,619,210)      (5,464,295)
Net Realized Gain                                     (75,349,843)     (31,902,751)
                                                   --------------   --------------
    Total Distributions to Shareholders               (78,969,053)     (37,367,046)
                                                   --------------   --------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold       79,192,975       59,295,449
Reinvestment of Dividends and Distributions            73,302,482       34,833,436
Cost of Shares of Beneficial Interest Redeemed        (89,344,257)    (100,748,222)
                                                   --------------   --------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                    63,151,200       (6,619,337)
                                                   --------------   --------------
    Total Increase in Net Assets                       85,540,976       32,589,178
NET ASSETS
Beginning of Fiscal Year                              362,602,856      330,013,678
                                                   --------------   --------------
End of Fiscal Year (including undistributed net
  investment income of $579,087 and $1,268,990,
  respectively)                                    $  448,143,832   $  362,602,856
                                                   --------------   --------------
                                                   --------------   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each year are as follows:

                                                            FOR THE FISCAL YEAR ENDED MAY 31,
                                                   ----------------------------------------------------
                                                     1998       1997       1996       1995       1994
                                                   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                 $  24.63   $  22.15   $  19.42   $  19.38   $  19.30
                                                   --------   --------   --------   --------   --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.18       0.25       0.38       0.32       0.27
Net Realized and Unrealized Gain on Investment         5.92       4.72       4.23       2.17       1.32
                                                   --------   --------   --------   --------   --------
Total from Investment Operations                       6.10       4.97       4.61       2.49       1.59
                                                   --------   --------   --------   --------   --------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                 (0.23)     (0.36)     (0.29)     (0.28)     (0.29)
Net Realized Gain                                     (4.84)     (2.13)     (1.59)     (2.17)     (1.22)
                                                   --------   --------   --------   --------   --------
Total Distributions to Shareholders                   (5.07)     (2.49)     (1.88)     (2.45)     (1.51)
                                                   --------   --------   --------   --------   --------

NET ASSET VALUE, END OF YEAR                       $  25.66   $  24.63   $  22.15   $  19.42   $  19.38
                                                   --------   --------   --------   --------   --------
                                                   --------   --------   --------   --------   --------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                          28.35%     25.00%     25.18%     15.11%      8.54%
Net Assets, End of Year (in thousands)             $448,144   $362,603   $330,014   $259,338   $231,306
Ratios to Average Net Assets
  Expenses                                             0.78%      0.80%      0.81%      0.90%      0.90%
  Net Investment Income                                0.71%      1.13%      1.87%      1.74%      1.43%
  Expenses Without Reimbursement                         --         --         --       0.91%      0.93%
Portfolio Turnover                                       --         --         --         --      10.00%(a)

------------------------
(a) 1994 Portfolio Turnover reflects the period from June 1, 1993 to July 18, 1993. After July 18, 1993, all of the Fund's investable assets were invested in The U.S. Equity Portfolio.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan U.S. Equity Fund (the "fund") is a separate series of the J.P. Morgan Funds, a Massachusetts business trust (the "trust"). The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund, prior to its tax-free reorganization on July 18, 1993, to a series of the trust, operated as a stand-alone mutual fund. Costs related to the reorganization were borne by Morgan Guaranty Trust Company of New York ("Morgan"). This report includes a period which preceded the fund's reorganization and reflects the operations of the predecessor entity. Prior to January 1, 1998, the trust's and the fund's names were The JPM Pierpont Funds and The JPM Pierpont U.S. Equity Fund, respectively.

The fund invests all of its investable assets in The U.S. Equity Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (54% at May 31, 1998). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income are declared and paid as dividends quarterly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   e) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) The fund accounts for and reports distributions to shareholders in accordance with "Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement as of May 31, 1998, was to decrease undistributed net investment income by $1,075, decrease accumulated net realized gain on investment by $12,966,149 and increase paid-in-capital by

J.P. MORGAN U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------
      $12,967,224. The adjustments are primarily attributable to the net realized gain on transfer of securities as discussed in Note 5 of the portfolio's Notes to Financial Statements which are included elsewhere in this report. Net investment income, net realized gains and net assets were not affected by this change.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust, on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended May 31, 1998, the fee for these services amounted to $10,661.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Institutional Funds (formerly The JPM Institutional Funds) invest (the "master portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended May 31, 1998, the fee for these services amounted to $123,735.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the fiscal year ended May 31, 1998, the fee for these services amounted to $1,030,062.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

J.P. MORGAN U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $14,143 for the fiscal year ended May 31, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $3,000.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE FISCAL   FOR THE FISCAL
                                                     YEAR ENDED       YEAR ENDED
                                                    MAY 31, 1998     MAY 31, 1997
                                                   --------------   --------------
Shares of beneficial interest sold...............      3,184,514        2,669,035
Reinvestment of dividends and distributions......      3,183,230        1,683,473
Shares of beneficial interest redeemed...........     (3,622,182)      (4,528,123)
                                                   --------------   --------------
Net Increase (Decrease)..........................      2,745,562         (175,615)
                                                   --------------   --------------
                                                   --------------   --------------

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. The maximum borrowing under the Agreement was $100,000,000. The Agreement expired on May 27, 1998, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 26, 1999. The maximum borrowing under the new Agreement is $150,000,000. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the funds in accordance with procedures established by their respective trustees or directors. The fund has not borrowed pursuant to the Agreement at May 31, 1998.

5. OTHER MATTERS

On January 25, 1998, one of the investors in the portfolio, a non-U.S. fund, withdrew its interest in the portfolio through an in-kind withdrawal amounting to $132,735,628. The withdrawal did not create a taxable event to the fund or reduce the net assets of the fund, but did reduce the net assets of the portfolio.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan U.S. Equity Fund
(Formerly The JPM Pierpont U.S. Equity Fund)

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan U.S. Equity Fund (one of the series constituting part of the J.P. Morgan Funds), hereafter referred to as the "Fund", at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 17, 1998

The U.S. Equity Portfolio

Annual Report May 31, 1998

(The following pages should be read in conjunction with the J.P. Morgan U.S. Equity Fund
Annual Financial Statements)

THE U.S. EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
MAY 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
COMMON STOCKS (94.6%)
BASIC INDUSTRIES (6.4%)
AGRICULTURE (0.0%)
Agribrands International, Inc.+..................        8,020   $     274,685
                                                                 -------------

CHEMICALS (3.9%)
Dow Chemical Co..................................       22,100       2,140,937
E.I. du Pont de Nemours & Co.(s).................      219,100      16,870,700
Rohm & Haas Co...................................      117,600      12,921,300
                                                                 -------------
                                                                    31,932,937
                                                                 -------------
FOREST PRODUCTS & PAPER (1.2%)
Temple-Inland, Inc...............................      173,500      10,193,125
                                                                 -------------
METALS & MINING (1.3%)
Allegheny Teledyne, Inc..........................      444,572      10,336,299
                                                                 -------------
  TOTAL BASIC INDUSTRIES.........................                   52,737,046
                                                                 -------------

CONSUMER GOODS & SERVICES (21.1%)
AUTOMOTIVE (0.5%)
Chrysler Corp....................................       81,100       4,511,187
                                                                 -------------
BROADCASTING & PUBLISHING (1.9%)
Comcast Corp., Class A...........................      214,500       7,353,328
Tele-Communications TCI Ventures Group+..........      470,242       8,185,150
                                                                 -------------
                                                                    15,538,478
                                                                 -------------
ENTERTAINMENT, LEISURE & MEDIA (3.2%)
Hasbro, Inc......................................      153,400       5,867,550
International Game Technology....................      270,300       6,673,031
Seagram Company Ltd..............................      322,300      14,161,056
                                                                 -------------
                                                                    26,701,637
                                                                 -------------

FOOD, BEVERAGES & TOBACCO (7.7%)
Anheuser Busch Companies, Inc....................      296,900      13,638,844
General Mills, Inc...............................      102,500       6,995,625
PepsiCo, Inc.....................................      285,400      11,647,887
Philip Morris Companies, Inc.....................      455,200      17,013,100
Ralston-Ralston Purina Group.....................       79,900       8,893,869
Unilever NV (ADR)................................       70,000       5,525,625
                                                                 -------------
                                                                    63,714,950
                                                                 -------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------

HOUSEHOLD PRODUCTS (1.7%)
Procter & Gamble Co..............................      162,260   $  13,619,699
                                                                 -------------

RETAIL (6.1%)
Circuit City Stores, Inc.........................      302,100      12,801,487
Federated Department Stores, Inc.+...............      157,000       8,134,562
Gap, Inc.........................................      173,000       9,342,000
Kmart Corp.+.....................................      455,400       8,823,375
Toys 'R' Us, Inc.+...............................      249,100       6,601,150
Wal-Mart Stores, Inc.............................       90,200       4,977,912
                                                                 -------------
                                                                    50,680,486
                                                                 -------------
  TOTAL CONSUMER GOODS & SERVICES................                  174,766,437
                                                                 -------------

ENERGY (8.9%)
OIL-PRODUCTION (8.3%)
Atlantic Richfield Co............................      106,100       8,368,637
British Petroleum Co. (ADR)......................       91,697       8,126,647
Exxon Corp.......................................      218,200      15,383,100
Mobil Corp.......................................      144,400      11,263,200
Phillips Petroleum Co............................      168,400       8,430,525
Tosco Corp.......................................      526,400      16,713,200
                                                                 -------------
                                                                    68,285,309
                                                                 -------------

OIL-SERVICES (0.6%)
Cooper Cameron Corp.+............................       81,500       4,849,250
                                                                 -------------
  TOTAL ENERGY...................................                   73,134,559
                                                                 -------------

FINANCE (15.8%)
BANKING (4.7%)
Astoria Financial Corp...........................       70,600       3,885,206
First Union Corp.................................      251,700      13,922,156
Long Island Bancorp, Inc.........................       55,300       3,416,503
NationsBank Corp.................................      168,400      12,756,300
Washington Mutual, Inc...........................       73,100       5,169,541
                                                                 -------------
                                                                    39,149,706
                                                                 -------------

FINANCIAL SERVICES (5.8%)
Associates First Capital Corp., Class A..........      112,300       8,401,444
Citicorp(s)......................................       57,200       8,529,950
Federal National Mortgage Association............      270,400      16,190,200

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
FINANCIAL SERVICES (CONTINUED)
Providian Financial Corp.........................       92,000   $   5,853,500
Travelers Group, Inc.............................      142,018       8,663,098
                                                                 -------------
                                                                    47,638,192
                                                                 -------------
INSURANCE (3.3%)
Ambac Financial Group, Inc.......................      152,700       8,350,781
American International Group, Inc.(s)............       26,200       3,243,887
Marsh & McLennan Companies, Inc..................       92,000       8,055,750
UNUM Corp........................................      141,100       7,839,869
                                                                 -------------
                                                                    27,490,287
                                                                 -------------

REAL ESTATE INVESTMENT TRUSTS (2.0%)
Equity Office Properties Trust...................       27,200         747,987
Starwood Hotels & Resorts........................      337,000      15,902,187
                                                                 -------------
                                                                    16,650,174
                                                                 -------------
  TOTAL FINANCE..................................                  130,928,359
                                                                 -------------
HEALTHCARE (13.0%)
HEALTH SERVICES (4.3%)
Humana, Inc.+....................................      306,400       9,517,550
Perkin-Elmer Corp................................      160,900      11,021,650
United Healthcare Corp...........................      230,000      14,720,000
                                                                 -------------
                                                                    35,259,200
                                                                 -------------
MEDICAL SUPPLIES (0.6%)
Bausch & Lomb, Inc...............................      101,000       5,031,062
                                                                 -------------

PHARMACEUTICALS (8.1%)
Alza Corp.+......................................      240,300      11,624,513
American Home Products Corp......................      360,000      17,392,500
Bristol-Myers Squibb Co..........................      199,700      21,467,750
Crescendo Pharmaceuticals Corp.+.................       11,895         150,174
Warner-Lambert Co................................      259,800      16,578,488
                                                                 -------------
                                                                    67,213,425
                                                                 -------------
  TOTAL HEALTHCARE...............................                  107,503,687
                                                                 -------------
              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------

INDUSTRIAL PRODUCTS & SERVICES (6.2%)
DIVERSIFIED MANUFACTURING (4.4%)
AlliedSignal, Inc................................      276,600   $  11,824,650
Cooper Industries, Inc...........................      171,100      11,014,563
Tyco International Ltd...........................      243,046      13,458,672
                                                                 -------------
                                                                    36,297,885
                                                                 -------------

POLLUTION CONTROL (1.8%)
Waste Management, Inc............................      452,900      14,719,250
                                                                 -------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                   51,017,135
                                                                 -------------

TECHNOLOGY (13.3%)
AEROSPACE (2.3%)
Boeing Co........................................      275,900      13,139,738
Coltec Industries, Inc.+.........................      264,025       5,891,058
                                                                 -------------
                                                                    19,030,796
                                                                 -------------

COMPUTER PERIPHERALS (1.9%)
EMC Corp.+.......................................      388,500      16,098,469
                                                                 -------------

COMPUTER SOFTWARE (2.3%)
Autodesk, Inc....................................      109,000       4,639,313
Computer Associates International, Inc...........      140,400       7,371,000
Oracle Corp.+....................................      289,700       6,835,109
                                                                 -------------
                                                                    18,845,422
                                                                 -------------

COMPUTER SYSTEMS (3.3%)
International Business Machines Corp.............      120,000      14,085,000
Sun Microsystems, Inc.+..........................      336,800      13,482,525
                                                                 -------------
                                                                    27,567,525
                                                                 -------------

ELECTRONICS (2.8%)
Bay Networks, Inc.+..............................      432,400      11,972,075
Cabletron Systems, Inc.+.........................       68,600         883,225
Cisco Systems, Inc.+.............................       71,000       5,362,719
Sensormatic Electronics Corp.....................      407,800       5,224,938
                                                                 -------------
                                                                    23,442,957
                                                                 -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
SEMICONDUCTORS (0.4%)
General Semiconductor, Inc.+.....................      127,000   $   1,714,500
Texas Instruments, Inc...........................       35,000       1,798,125
                                                                 -------------
                                                                     3,512,625
                                                                 -------------

TELECOMMUNICATIONS-EQUIPMENT (0.3%)
Commscope, Inc.+.................................      171,633       2,660,312
                                                                 -------------
  TOTAL TECHNOLOGY...............................                  111,158,106
                                                                 -------------

TRANSPORTATION (1.9%)
RAILROADS (1.9%)
Union Pacific Corp...............................      319,900      15,475,163
                                                                 -------------

UTILITIES (8.0%)
ELECTRIC (2.1%)
Central & South West Corp........................      321,600       8,502,300
Northern States Power Co.........................       81,700       4,646,688
Texas Utilities Co...............................      103,500       4,088,250
                                                                 -------------
                                                                    17,237,238
                                                                 -------------

GAS-PIPELINES (0.6%)
Columbia Energy Group(s).........................       57,900       4,885,313
                                                                 -------------
TELEPHONE (5.3%)
GTE Corp.........................................      272,500      15,890,156
SBC Communications, Inc..........................      266,000      10,340,750
WorldCom, Inc.+..................................      381,700      17,379,278
                                                                 -------------
                                                                    43,610,184
                                                                 -------------
  TOTAL UTILITIES................................                   65,732,735
                                                                 -------------
  TOTAL COMMON STOCKS (COST $628,795,186)........                  782,453,227
                                                                 -------------

CONVERTIBLE PREFERRED STOCKS (1.0%)
TRANSPORTATION (1.0%)
RAILROADS (1.0%)
Union Pacific Capital Trust, 6.25% due 04/01/28
  (144A)
  (cost $8,000,000)+.............................      160,000       7,960,000
                                                                 -------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT          VALUE
-------------------------------------------------  ------------   -------------
SHORT-TERM INVESTMENTS (3.8%)
REPURCHASE AGREEMENT (3.7%)
Goldman Sachs Repurchase Agreement 5.50% dated
  05/29/98, due 06/01/98, proceeds $30,597,017
  (collateralized by $30,687,386 various mortgage
  notes, 5.24% - 7.36% due 11/10/98 - 11/21/16,
  valued at $31,194,883). (cost $30,583,000).....  $ 30,583,000   $  30,583,000
                                                                  -------------

U.S. TREASURY OBLIGATIONS (0.1%)
U.S. Treasury Bill 4.85% due 07/09/98 (cost
  $989,959)(s)...................................       995,000         989,959
                                                                  -------------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $31,572,959)..................................                    31,572,959
                                                                  -------------
TOTAL INVESTMENTS (COST $668,368,145) (99.4%)..................
                                                                    821,986,186
OTHER ASSETS IN EXCESS OF LIABILITIES (0.6%)...................
                                                                      5,317,538
                                                                  -------------
NET ASSETS (100.0%)............................................   $ 827,303,724
                                                                  -------------
                                                                  -------------

------------------------------
Note: Based on the cost of securities of $670,450,134 for Federal Income Tax purposes at May 31, 1998, the aggregate gross unrealized appreciation and depreciation was $164,833,674 and $13,297,622, respectively, resulting in net unrealized appreciation of $151,536,052.

+ - Non income producing security.

(s) - Security is fully segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. Total market value of securities segregated is $34,519,809.

144A - Securities restricted for resale to Qualified Institutional Buyers.

ADR - American Depositary Receipt.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $668,368,145)           $821,986,186
Cash                                                         38
Receivable for Investments Sold                       8,812,341
Dividends Receivable                                  1,431,378
Interest Receivable                                      14,017
Prepaid Trustees' Fees                                    2,807
Prepaid Expenses and Other Assets                         3,849
                                                   ------------
    Total Assets                                    832,250,616
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     4,445,086
Advisory Fee Payable                                    285,944
Variation Margin Payable                                161,035
Custody Fee Payable                                      31,136
Administrative Services Fee Payable                      20,740
Administration Fee Payable                                1,564
Fund Services Fee Payable                                   769
Accrued Expenses                                            618
                                                   ------------
    Total Liabilities                                 4,946,892
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $827,303,724
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $85,857 )                                                  $ 12,070,213
Interest Income                                                    1,003,198
                                                                ------------
    Investment Income                                             13,073,411
EXPENSES
Advisory Fee                                       $3,534,791
Administrative Services Fee                           265,956
Custodian Fees and Expenses                           181,907
Professional Fees and Expenses                         50,177
Fund Services Fee                                      30,613
Administration Fee                                     18,971
Printing Expenses                                      15,438
Trustees' Fees and Expenses                            14,756
Insurance Expense                                       3,413
Miscellaneous                                              79
                                                   ----------
    Total Expenses                                                 4,116,101
                                                                ------------
NET INVESTMENT INCOME                                              8,957,310

NET REALIZED GAIN ON INVESTMENTS
    (including $104,591 net realized gain from
     futures contracts)                                          211,793,953

NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS
    (including $403,490 in unrealized
     depreciation from futures contracts)                         (9,192,276)
                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $211,558,987
                                                                ------------
                                                                ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL   FOR THE FISCAL
                                                     YEAR ENDED       YEAR ENDED
                                                    MAY 31, 1998     MAY 31, 1997
                                                   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    8,957,310   $   11,014,128
Net Realized Gain on Investments                      211,793,953      114,253,160
Net Change in Unrealized Appreciation of
  Investments                                          (9,192,276)      54,102,181
                                                   --------------   --------------
    Net Increase in Net Assets Resulting from
      Operations                                      211,558,987      179,369,469
                                                   --------------   --------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                         171,037,121      205,179,647
Withdrawals                                          (414,552,601)    (244,500,948)
                                                   --------------   --------------
    Net Decrease from Investors' Transactions        (243,515,480)     (39,321,301)
                                                   --------------   --------------
    Total Increase (Decrease) in Net Assets           (31,956,493)     140,048,168
NET ASSETS
Beginning of Fiscal Year                              859,260,217      719,212,049
                                                   --------------   --------------
End of Fiscal Year                                 $  827,303,724   $  859,260,217
                                                   --------------   --------------
                                                   --------------   --------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                       FOR THE PERIOD
                                                    FOR THE FISCAL YEAR ENDED MAY       JULY 19, 1993
                                                                 31,                  (COMMENCEMENT OF
                                                   -------------------------------   OPERATIONS) THROUGH
                                                    1998     1997    1996    1995       MAY 31, 1994
                                                   ------   ------   -----   -----   -------------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                           0.47%    0.47%   0.46%   0.51%                0.53%(a)
  Net Investment Income                              1.01%    1.44%   2.20%   2.12%                1.79%(a)
Portfolio Turnover                                    106%      99%     85%     71%                  76%+

------------------------
(a) Annualized.

+ Portfolio turnover is for the twelve month period ended May 31, 1994, and includes the portfolio activity of the Portfolio's predecessor entity, The Pierpont Equity Fund, for the period June 1, 1993 to June 18, 1993.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The U.S. Equity Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The portfolio commenced operations on July 19, 1993 and received a contribution of certain assets and liabilities, including securities, with a value of $209,477,219 on that date from The Pierpont Equity Fund in exchange for a beneficial interest in the portfolio. At that date, net unrealized appreciation of $12,039,552 was included in the contributed securities. On October 31, 1993, the portfolio received a contribution of securities and certain assets and liabilities, with a market value and cost of $128,337,342 from the JPM North America Fund, Ltd., in exchange for a beneficial interest in the portfolio. The portfolio's investment objective is to provide a high total return from a portfolio of selected equity securities. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the portfolio's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

   b) The portfolio's custodian (or designated subcustodians, as the case may be under tri-party repurchase agreements,) takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest

THE U.S. EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------
      income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      SUMMARY OF OPEN CONTRACTS AT MAY 31, 1998

                                                                    NET UNREALIZED   CURRENT MARKET VALUE
                                                   CONTRACTS LONG   (DEPRECIATION)        OF FUTURES
                                                   --------------   --------------   --------------------
S & P 500, expiring June 1998....................             85    $    (269,088)   $        23,179,500
S & P 500, expiring September 1998...............             17         (134,402)             4,686,475
                                                   --------------   --------------   --------------------
Totals...........................................            102    $    (403,490)   $        27,865,975
                                                   --------------   --------------   --------------------
                                                   --------------   --------------   --------------------

   e) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"). Under the terms of the agreement, the portfolio pays Morgan at an annual rate of 0.40% of the portfolio's average daily net assets. For the fiscal year ended May 31, 1998, such fees amounted to $3,534,791.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the

THE U.S. EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------
      compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended May 31, 1998, the fee for these services amounted to $18,971.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which Morgan acts as advisor (the "master portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the portfolio, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended May 31, 1998, the fee for these services amounted to $265,956.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $30,613 for the fiscal year ended May 31, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds (formerly The JPM Pierpont Funds), the J.P. Morgan Institutional Funds (formerly The JPM Institutional Funds), the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $6,400.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended May 31, 1998 were as follows:

COST OF                PROCEEDS
   PURCHASES          FROM SALES
-----------------   --------------
$907,251,208......  $1,031,134,808

THE U.S. EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

5. OTHER MATTERS

On January 25, 1998, the portfolio received a withdrawal request in the amount of $132,735,628 as discussed in Note 5 of the fund's Notes to Financial Statements which are included elsewhere in this report. This amount is included in Withdrawals shown on the Statement of Changes in Net Assets. The withdrawal which was made in-kind by transferring certain assets and liabilities, including securities, directly to a non-U.S. fund resulted in a net realized gain on transfer of securities in the amount of $30,736,878, which is included in the Net Realized Gain on Investments in the Statement of Operations.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The U.S. Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The U.S. Equity Portfolio (the "Portfolio") at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the four years in the period then ended and for the period July 19, 1993 (commencement of operations) through May 31, 1994, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 17, 1998

J.P. MORGAN FUNDS

     PRIME MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     CALIFORNIA MONEY MARKET FUND

     SHORT TERM BOND FUND

     BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     EMERGING MARKETS DEBT FUND

     TAX EXEMPT BOND FUND

     NEW YORK TOTAL RETURN BOND FUND

     CALIFORNIA BOND FUND: SELECT SHARES

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     U.S. SMALL COMPANY OPPORTUNITIES FUND

     TAX AWARE U.S. EQUITY FUND: SELECT SHARES

     INTERNATIONAL EQUITY FUND

     EUROPEAN EQUITY FUND

     JAPAN EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND

     GLOBAL 50 FUND: SELECT SHARES


FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS,
CALL J.P. MORGAN FUNDS SERVICES AT
(800) 521-5411.


J.P. MORGAN
U.S. EQUITY FUND


ANNUAL REPORT
MAY 31, 1998